SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 15, 2011

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
Delaware	000-29311	94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure

On September 15, 2011, Dynegy Inc. (“Dynegy,” “we,” “us,” and “our”) announced that it has commenced offers to exchange (the “Exchange Offers”) up to $1,250,000,000 principal amount of certain outstanding notes, debentures and capital income securities (collectively, the “Old Notes”) of Dynegy Holdings, LLC (“DH”), its direct, wholly-owned subsidiary, for Dynegy’s new 10% Senior Secured Notes due 2018 (the “New Notes”) and cash.

To announce the launch of the Exchange Offers, Dynegy issued a press release on September 15, 2011. A copy of Dynegy’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Exchange Offers, Dynegy intends to distribute to certain eligible holders of the Old Notes, a confidential Offering Circular, dated September 15, 2011 (the “Offering Circular’), which contains, among other things, information regarding the risks to eligible holders considering participating in the Exchange Offers.  Certain information included in the Offering Circular may constitute material nonpublic information under Regulation FD.  Such information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained herein and in the documents furnished as Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in the press release or in this Current Report on Form 8-K, as applicable.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements,” including statements as to Dynegy’s reorganization and financing plans. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read Dynegy’s annual, quarterly and current reports filed under the Securities Exchange Act of 1934, as amended, including its Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011 and June 30, 2011, for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1

Press release dated September 15, 2011, announcing the launch of Dynegy Inc.’s private exchange offers for Senior Notes, Senior Unsecured Notes, Senior Debentures and Subordinated Capital Income Securities of Dynegy Holdings, LLC.

99.2	Regulation FD disclosure disseminated to holders of Old Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: September 15, 2011	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Executive Vice President and General Counsel

DYNEGY HOLDINGS, LLC
(Registrant)

Dated: September 15, 2011	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1

Press release dated September 15, 2011, announcing the launch of Dynegy Inc.’s private exchange offers for Senior Notes, Senior Unsecured Notes, Senior Debentures and Subordinated Capital Income Securities of Dynegy Holdings, LLC.

99.2	Regulation FD disclosure disseminated to holders of Old Notes.